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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY
                                                                  --------------
                           MASTER FACILITY AGREEMENT

          MASTER FACILITY AGREEMENT (the "Agreement"), dated as of April 5, 2000, by and between MACE SECURITY INTERNATIONAL, INC., a Delaware corporation (the "Company"), and FUSION CAPITAL FUND II, LLC (together with its assigns, the "Buyer").

                                   WHEREAS:

          Subject to the terms and conditions set forth herein, the Company has authorized entering into with the Buyer of up to two Equity Purchase Agreements (each an "Equity Purchase Agreement" and collectively the "Equity Purchase Agreements"), substantially in the form attached hereto as Exhibit A, with each
                                                           ---------
Equity Purchase Agreement having an aggregate principal amount of Twelve Million Dollars ($12,000,000). The principal amount of each Equity Purchase Agreement shall be convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of each Equity Purchase Agreement.

     NOW THEREFORE, the Company and the Buyer hereby agree as follows:

     1.  ENTRY INTO EQUITY PURCHASE AGREEMENTS.
         -------------------------------------

         a.  Execution and Delivery of the Equity Purchase Agreements. Subject
             --------------------------------------------------------
to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company and the Buyer agree as follows: (i) the execution and delivery of the first Equity Purchase Agreement to be entered into under this Agreement (the "First Equity Purchase Agreement") shall take place within five
(5) Trading Days (as defined in the last sentence of this Section 1(a)) of the date that the Registration Statement on Form S-3 referred to in the first sentence of Section 4(a) hereof is declared effective under the Securities Act of 1933 (the "1933 Act") by the United States Securities and Exchange Commission (the "SEC") (the "First Closing"); and (ii) the execution and delivery of the second Equity Purchase Agreement to be entered into under this Agreement (the "Second Equity Purchase Agreement") shall take place within five (5) Trading Days of the date that the Registration Statement on Form S-3 referred to in the second sentence of Section 4(a) hereof is declared effective under the 1933 Act by the SEC (the "Second Closing") (each such execution and delivery of a Equity Purchase Agreement, a "Closing"). It is agreed and acknowledged by the parties hereto that entering into the Second Equity Purchase Agreement shall be at the option of the Company in its sole discretion until such time as the Company shall have delivered an irrevocable written notice (a "Second Closing Notice") to the Buyer stating that the Company elects to enter into the Second Equity Purchase Agreement under the terms and conditions provided herein. The Second Equity Purchase Agreement may not be entered into until the aggregate principal amount of the First Equity Purchase Agreement is fully converted into Common Stock. The Buyer is not obligated to enter into the Second Equity Purchase Agreement unless the Company has delivered the Second Closing Notice prior to the date that is ten (10) Trading Days following the date on which the aggregate principal amount of the First Equity Purchase Agreement is fully converted into Common Stock. Upon delivery of the Second Closing Notice to the Buyer, subject to the satisfaction
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(or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall be obligated to enter into, and the Buyer shall be obligated to enter into the Second Equity Purchase Agreement. For purposes of this Agreement, "Trading Day" shall mean any day on which the Principal Market (as defined in Section 4(d) hereof) is open for customary trading.

          b.  Closing Dates.  The date of each Closing (each a "Closing Date")
              -------------
shall be within five (5) Trading Days following the date of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) with respect to the Closing of each Equity Purchase Agreement.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.
          --------------------------------------

          The Buyer represents and warrants to the Company that:

          a.  Investment Purpose.  The Buyer (i) is entering into the Equity
              ------------------
Purchase Agreements and acquiring the Commitment Shares (as defined in Section 7(b)) (collectively referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term.

          b.  Accredited Investor Status.  The Buyer is an "accredited investor"
              --------------------------
as that term is defined in Rule 501(a)(3) of Regulation D.

          c.  Reliance on Exemptions.  The Buyer understands that the Commitment
              ----------------------
Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Commitment Shares.

          d.  Information.  The Buyer has been furnished with all materials
              -----------
relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the Securities including a total loss, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

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          e.  No Governmental Review.  The Buyer understands that no United
              ----------------------
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          f.  Transfer or Resale.  The Buyer understands that except as provided
              ------------------
in the Registration Rights Agreement (as defined in Section 6(a) hereof): (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          g.  Validity; Enforcement.  This Agreement has been duly and validly
              ---------------------
authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          h.  Residency.  The Buyer is a resident of the State of Illinois.
              ---------

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          ---------------------------------------------

          The Company represents and warrants to the Buyer that:

          a.  Organization and Qualification.  The Company and its
              ------------------------------
"Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on any of: (i) the

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business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, (ii) the value of the Common Stock or the value of, or security for, any Equity Purchase Agreement, (iii) on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith or (iv) on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 2(b) hereof).

          b.  Authorization; Enforcement; Validity.  (i) The Company has the
              ------------------------------------
requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Equity Purchase Agreements and the Registration Rights Agreements (as defined in Section 6(a) hereof) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Equity Purchase Agreements, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been, and each other Transaction Document shall be at its respective Closing, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document shall constitute as of its respective Closing, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          c.  Capitalization.  As of the date hereof, the authorized capital
              --------------
stock of the Company consists of (i) 200,000,000 shares of Common Stock, of which as of the date hereof, 24,240,984 shares are issued and outstanding, 256,666 are held as treasury shares, 15,175,290 shares are reserved for issuance pursuant to the Company's stock option plan and 2,170,464 shares are issuable and reserved for issuance pursuant to securities (other than the Equity Purchase Agreements or stock options issued pursuant to the Company's stock option plan) exercisable or exchangeable for, or convertible into, shares of Common Stock and
(ii) 50,000,000 shares of preferred stock of which as of the date hereof no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital
                       -------------
stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or

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arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock, if any, and the material rights of the holders thereof in respect thereto.

          d.  Issuance of Securities.  The Commitment Shares have been duly
              ----------------------
authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. 3,000,000 shares of Common Stock have been duly authorized and reserved for issuance upon conversion of each Equity Purchase Agreement. Upon conversion in accordance with the terms and conditions of the Equity Purchase Agreements, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

          e.  No Conflicts.  Except as disclosed in Schedule 3(e), the
              ------------                          -------------
execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in
Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any
-------------
term of or in default under its Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in Schedule 3(e), neither the Company nor any
                                      -------------
of its Subsidiaries is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments which could not reasonably be expected to have a Material Adverse

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

Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations,
                                -------------
orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not and has not been since January 1, 1998, in violation of the listing requirements of the Principal Market.

          f.  SEC Documents; Financial Statements.  Since January 1, 1998, the
              -----------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          g.  Absence of Certain Changes.  Since December 31, 1999, there has
              --------------------------
been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          h.  Absence of Litigation.  There is no action, suit, proceeding,
              ---------------------
inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect. A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened in writing against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in Schedule 3(h).
             -------------

          i.  Acknowledgment Regarding Buyer's Purchase of the Securities.  The
              -----------------------------------------------------------
Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

          j.  No General Solicitation.  Neither the Company, nor any of its
              -----------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          k.  No Integrated Offering.  Neither the Company, nor any of its
              ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

          l.  Dilutive Effect.  The Company understands and acknowledges that
              ---------------
the number of Conversion Shares issuable upon conversion of the Equity Purchase Agreements will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Equity Purchase Agreements in accordance with this Agreement and the Equity Purchase Agreements is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

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

          m.  Intellectual Property Rights.  The Company and its Subsidiaries
              ----------------------------
own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(m), there is no material claim, action or proceeding being
         -------------
made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement.

          n.  Environmental Laws.  The Company and its Subsidiaries (i) are in
              ------------------
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          o.  Title.  The Company and its Subsidiaries have good and marketable
              -----
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          p.  Insurance.  The Company and each of its Subsidiaries are insured
              ---------
by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Since January 1, 1999, neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

          q.  Regulatory Permits.  The Company and its Subsidiaries possess all
              ------------------
material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such

Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          r.  Tax Status.  The Company and each of its Subsidiaries has made or
              ----------
filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          s.  Transactions With Affiliates.  Except as set forth on Schedule
              ----------------------------                          --------
3(s) and other than the grant or exercise of stock options issued pursuant to
----
the Company's existing stock option plan, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

          t.  Application of Takeover Protections.  The Company and its board of
              -----------------------------------
directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

          u.  Rights Agreement.  The Company has not adopted a shareholder
              ----------------
rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

          v.  Foreign Corrupt Practices.  Neither the Company, nor any of its
              -------------------------
Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     4.   COVENANTS.
          ---------

          a.   Filing Registration Statement. The Company shall within five (5)
               -----------------------------
Trading Days from the date hereof file a Registration Statement on Form S-3 covering only the resale of at least 3,000,000 Conversion Shares underlying the First Equity Purchase Agreement and the resale of 264,000 First Closing Commitment Shares (as defined in Section 7(b)). The Company shall within ten
(10) Trading Days from the date of the delivery to the Buyer of the Second Closing Notice file a Registration Statement on Form S-3 covering only the resale of a reasonable estimate of the number of Conversion Shares underlying the Second Equity Purchase Agreement and the Second Closing Commitment Shares (as defined in Section 7(b)). For each such Registration Statement, the Company shall also include an indeterminate number of registrable securities pursuant to Rule 416 under the 1933 Act so as to cover any and all securities which may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Buyer and its counsel shall have a reasonable opportunity to review and comment upon each such registration statement and any related prospectus prior to its filing with the SEC. The Company shall use its reasonable best efforts to have such registration statements declared effective by the SEC at the earliest possible date.

          b.  Blue Sky.  The Company shall, on or before each Closing Date, take
              --------
such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Commitment Shares and the Conversion Shares for sale to the Buyer at each Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to each Closing Date. The Company shall make all filings and reports relating the offer and sale of the Commitment Shares and the Conversion Shares required under applicable securities or "Blue Sky" laws of the states of the United States following each Closing Date.

          c.  No Variable Priced Financing.  Other than pursuant to this
              ----------------------------
Agreement, the Company agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement (as provided in Section 9(k) hereof), and so long as any Equity Purchase Agreement is executory, neither the Company nor any of its Subsidiaries shall, without the prior written consent of the Buyer, contract for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) which (i) are convertible into or exchangeable for an indeterminate number of shares of common stock, (ii) are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock, (iii) directly or indirectly provide for any "re-set" or adjustment of the purchase price, conversion rate or exercise price or (iv) contain any "make-whole" provision based upon, directly or indirectly, the market price of the Common Stock, in each case, other than reasonable and customary anti-dilution adjustments for issuance of shares of Common Stock at a price which is below the market price of the Common Stock.

          d.  Listing.  The Company shall promptly secure the listing of all of
              -------
the Conversion Shares and Commitment Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market (the "Principal Market"). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Trading Day, provide to the Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

          e.  Limitation on Short Sales and Hedging Transactions.  The Buyer
              --------------------------------------------------
agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 9(k), the Buyer and its affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock; provided, however, that such restrictions shall not apply with respect to the restrictions on short sales, if the Buyer submits within five (5) Trading Days of a sale a Conversion Notice (as defined in the Equity Purchase Agreement) entitling the Buyer to receive a number of shares of Common Stock at least equal to the number of shares so sold.

          f.  Limitation on Sales of Commitment Shares.  The Buyer agrees that
              ----------------------------------------
beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 9(k), the Buyer shall not transfer or sell
(i) the First Closing Commitment Shares (as defined in Section 7(b) hereof) until such date as the First Equity Purchase Agreement is fully performed and
(ii) the Second Closing Commitment Shares (as defined in Section 7(b) hereof) until such date as the Second Equity Purchase Agreement is fully performed; provided, however, that such restrictions shall not apply: (A) to any transfers to or among affiliates, (B) to any pledge in connection with a bona fide loan or margin account, (C) if an Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default, under any Equity Purchase Agreement including any failure by the Company to timely effect any conversion properly submitted pursuant to a Equity Purchase Agreement or (D) if Louis D. Paolino, Jr. ceases for any reason to be Chief Executive Officer of the Company engaged on a full-time basis as his principal business activity.

          g.  Due Diligence.  The Buyer shall have the right, from time to time
              -------------
as the Buyer may deem appropriate, to perform reasonable due diligence on the Company during normal business hours.

     5.   TRANSFER AGENT INSTRUCTIONS.
          ---------------------------

          The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares from time to time upon conversion of a Equity Purchase

Agreement (the "Irrevocable Transfer Agent Instructions"). The Company warrants to the Buyer that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to its transfer agent with respect to the Securities and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement subject to the provisions of Section 4(f) in the case of the Commitment Shares. Nothing in this Section 5 shall affect in any way the Buyer's obligations to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO ENTER INTO EQUITY PURCHASE
          --------------------------------------------------------------------
          AGREEMENTS.
          ----------

          The obligation of the Company hereunder to enter into each Equity Purchase Agreement with the Buyer at each Closing is subject to the satisfaction, at or before the respective Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

          a. The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company applicable to the respective Closing including for each Closing a Registration Rights Agreement substantially in the form of Exhibit B hereto (individually, a "Registration
                             ---------
Rights Agreement" and collectively, the "Registration Rights Agreements").

          b. Subject to the Company's compliance with Section 4(a), a Registration Statement on Form S-3 covering the resale of the respective Commitment Shares and the Conversion Shares underlying the Equity Purchase Agreement to be sold at such Closing shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.

          c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

          d. In connection with entering into each Equity Purchase Agreement, the Buyer shall have, on each Closing Date delivered to the Company immediately available funds in the amount of $1,000,000 (which shall be the Prepayment Amount (as defined in the Equity Purchase Agreement) for the first Monthly Period (as defined in the Equity Purchase Agreement)).

It is agreed and acknowledged by the parties hereto, that until such time has the Company shall have delivered the Second Closing Notice to the Buyer with respect to the Closing of the Second Equity Purchase Agreement, the Company shall not be obligated to enter into the Second Equity Purchase Agreement.

     7.   CONDITIONS TO THE BUYER'S OBLIGATION TO ENTER INTO EQUITY PURCHASE
          ------------------------------------------------------------------
          AGREEMENTS.
          ----------

          The obligation of the Buyer hereunder to enter into each Equity Purchase Agreement at the respective Closing is subject to the satisfaction, at or before the respective Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

          a. The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer applicable to the respective Closing including for each Closing: (i) the respective Equity Purchase Agreement and
(ii) a Registration Rights Agreement substantially in the form of Exhibit B
                                                                  ---------
hereto.

          b. On the Closing Date for the First Closing the Company shall have delivered to the Buyer a number of shares of Common Stock (the "First Closing Commitment Shares") equal to: (i) 8% of $12,000,000 divided by the lower of (A) the arithmetic average of the Closing Bid Prices (as defined in the Equity Purchase Agreements) of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the Closing Date for the First Closing and (B) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date hereof, plus (ii) 3% of $12,000,000 divided by
                                       ----
the lower of (A) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the Closing Date for the First Closing and (B) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date hereof. On the Closing Date for the Second Closing the Company shall have delivered to the Buyer a number of shares of Common Stock (the "Second Closing Commitment Shares") equal to 5% of $12,000,000 divided by the lower of (A) the arithmetic average of the Closing Bid Prices of the Common Stock for the five
(5) consecutive Trading Days immediately preceding the Trading Day which is two
(2) Trading Days
prior to the Closing Date for the Second Closing and (B) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date the Second Closing Notice is delivered. (The First Closing Commitment Shares and the Second Closing Commitment Shares, are collectively referred to herein as the "Commitment Shares") The number of Commitment Shares shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction during such five (5) Trading Day period.

          c. The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market and the Conversion Shares and the Commitment Shares shall be listed upon the Principal Market.

          d. The Buyer shall have received the opinion of the Company's legal counsel dated as of the respective Closing Date, in the form of Exhibit C
                                                                ---------
attached hereto.

          e. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the respective Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the respective Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the respective Closing Date, to the foregoing effect in the form attached hereto as Exhibit D.
                        ---------

          f. The Board of Directors of the Company shall have adopted resolutions in the form attached hereto as Exhibit E which shall be in full
                                           ---------
force and effect without any amendment or supplement thereto as of the respective Closing Date.

          g. As of the respective Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the respective Equity Purchase Agreement, at least 1,500,000 shares of Common Stock.

          h.  The Irrevocable Transfer Agent Instructions, in the form of

Exhibit F attached hereto, shall have been delivered to and acknowledged in
---------
writing by the Company's transfer agent.

          i. The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within ten (10) Trading Days of the respective Closing Date.

          j. The Company shall have delivered to the Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) Trading Days of the respective Closing Date.

          k. The Company shall have delivered to the Buyer a secretary's certificate executed by the Secretary of the Company, dated as of the respective Closing Date, in the form attached hereto as Exhibit G.
                                             ---------

          l. A Registration Statement on Form S-3 covering the resale of all of the respective Commitment Shares and the Conversion Shares (assuming the Closing Date is the Conversion Date) underlying the Equity Purchase Agreement to be sold at such Closing shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the Registration Statement shall be pending or
threatened by the SEC.   The Company shall have made all filings under all
applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

          m. No Event of Default (as defined in the Equity Purchase Agreement) exists, or any event which, after notice and/or lapse of time, would become an Event of Default under the Equity Purchase Agreement has occurred.

     8.   INDEMNIFICATION.
          ---------------

          In consideration of the Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each other holder of the Securities and all of their shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or; provided however, the Company shall not be required to indemnify an Indemnitee under this
Section 8 to the extent that such Indemnified Liability primarily and directly resulted from the Indemnitee's material breach of this agreement or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the

Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     9.   GOVERNING LAW; MISCELLANEOUS.
          ----------------------------

          a.  Governing Law; Jurisdiction; Jury Trial.  The corporate laws of
              ---------------------------------------
the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in the Northern District of Illinois, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          b.  Counterparts.  This Agreement may be executed in two or more
              ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          c.  Headings.  The headings of this Agreement are for convenience of
              --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

          d.  Severability.  If any provision of this Agreement shall be invalid
              ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e.  Entire Agreement; Amendments.  This Agreement supersedes all other
              ----------------------------
prior oral or prior written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

          f.  Notices.  Any notices, consents, waivers or other communications
              -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          Mace Security International, Inc.
          1000 Crawford Place, Suite 400
          Mt. Laural, New Jersey  06054
          Telephone:  856-778-2300
          Facsimile:  856-439-1723
          Attention:  Robert M. Kramer

          With a copy to:

          Drinker Biddle & Reath LLP
          One Logan Square
          18th and Cherry Streets
          Philadelphia, Pennsylvania  19103
          Telephone:  215-988-2700
          Facsimile:  215-988-2757
          Attention:  H. John Michel, Jr.

     If to the Buyer:

          Fusion Capital Fund II, LLC
          216 West Jackson Boulevard, Suite 400
          Chicago, Illinois 60606
          Telephone:  (312) 795-7900
          Facsimile:  (312) 795-7901
          Attention:  Steven G. Martin
          with a copy to:

          Ungaretti & Harris
          3500 Three First National Plaza
          Chicago, Illinois  60602
          Telephone:  (312) 977-4400
          Facsimile:  (312) 977-4405
          Attention:  James T. Easterling

     If to the Transfer Agent:

          American Stock Transfer
          6201 15th Avenue, Third Floor
          Brooklyn, NY 11219
          Telephone:  (718) 921-8149
          Facsimile:  (718) 921-8356
          Attention:  Wallace Chun


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          g.  Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Equity Purchase Agreements. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented in writing to such assignment and assumption. Notwithstanding anything to the contrary contained in the Transaction Documents, the Buyer shall be entitled to pledge the Securities in connection with a bona fide loan or margin account.

          h.  No Third Party Beneficiaries.  This Agreement is intended for the
              ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i.    Publicity.  The Company and the Buyer shall have the right to
                ---------
approve before issuance any press releases, SEC filing or any other public disclosure with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release, SEC filing or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          j.    Further Assurances.  Each party shall do and perform, or cause
                ------------------
to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          k.    Termination; Survival.  This Agreement may be terminated only as
                ---------------------
follows:

          (i) By the Buyer any time after an Event of Default (as defined in the Equity Purchase Agreements) has occurred.

          (ii) In the event that the First Closing shall not have occurred, the Company shall have the option to terminate this Agreement for any reason or for no reason without liability of any party to any other party. If this Agreement is terminated pursuant to this Section 9(k)(ii), the Company shall issue to the Buyer the First Closing Commitment Shares immediately prior to the termination hereof. In the such case, the number of First Closing Commitment Shares shall be equal to: (A) 8% of $12,000,000 divided by the lower of (1) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date of termination of this Agreement and (2) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date hereof, plus (B) 3% of $12,000,000 divided by the lower of (1) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date of termination of this Agreement and (2) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date hereof.

          (iii) In the event that the First Closing shall not have occurred on or before August 31, 2000, due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the First Closing (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party; provided, however, that any such termination shall not release any breaching party from liability under this Agreement and the nonbreaching party shall have the right to pursue all available remedies under applicable law.

            (1)  If this Agreement is terminated by the Company pursuant to this
       Section 9(k)(iii) prior to the First Closing other than solely as a result of any material breach of the Buyer's obligation under this Agreement (it being expressly understood that if all of the closing conditions set forth in Section 7 have been fully satisfied with respect to the First Closing, the Buyer's failure to pay any amounts then due and payable under the Equity Purchase Agreement shall constitute a material breach of the Buyer's obligation under this Agreement) or the willful failure of the Buyer to satisfy a closing condition in Section 6 exclusively within the control of the Buyer, the Company shall issue to the Buyer the First Closing Commitment Shares immediately upon the termination hereof. In such case, the number of First Closing Commitment Shares shall be equal to 200,000.

            (2)  If this Agreement is terminated by the Buyer pursuant to this
       Section 9(k)(iii) prior to the First Closing other than solely as a result of any material breach of the Buyer's obligation hereunder or the willful failure of the Buyer to satisfy a closing condition in Section 6 exclusively within the control of the Buyer, the Company shall issue to the Buyer the First Closing Commitment Shares immediately upon the termination hereof. In such case, the number of First Closing Commitment Shares shall be equal to 200,000. If on the termination date such shares are issued to the Buyer without any transfer restrictions including under the Securities Act and the rules of the Principal Market, then the number of shares that the Buyer shall be entitled to under this Section (k)
       (iii)(2) shall be 100,000.

          (iv) If the First Equity Purchase Agreement has been entered into as provided herein, by the Company any time after the date on which the aggregate principal amount of the First Equity Purchase Agreement has been fully converted to Common Stock, but prior to the delivery to the Buyer of the Second Closing Notice.

          (v) If the First Equity Purchase Agreement has been entered into as provided herein, by either the Company or the Buyer if (A) the aggregate principal amount of the First Equity Purchase Agreement has been fully converted into Common Stock and (B) the Company has not delivered a Second Closing Notice to the Buyer on or prior to the tenth (10th) Trading Day after the date on which the aggregate principal amount of the First Equity Purchase Agreement has been fully converted to Common Stock.

          (vi) If (A) the First Equity Purchase Agreement has been entered into as provided herein, (B) the aggregate principal amount of the First Equity Purchase Agreement has been fully converted to Common Stock and (C) the Company has delivered a Second Closing Notice to the Buyer, in the event that the Second Closing shall not have occurred on or before forty-five (45) Trading Days from the date of the Second Closing Notice due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the Second Closing (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party; provided, however, that any such termination shall not release any breaching party from liability under this Agreement and the nonbreaching party shall have the right to pursue all available remedies under applicable law. If this Agreement is terminated pursuant to this Section 9(k)(vi) prior to the Second Closing other than solely as a result of any material breach of the Buyer's obligation under this Agreement (it being expressly understood that if all of the closing conditions set forth in
     Section 7 have been fully satisfied with respect to the Second Closing, the Buyer's failure to pay any amounts then due and payable under the Equity Purchase Agreement shall constitute a material breach of the Buyer's obligation under this Agreement) or the willful failure of the Buyer to satisfy a closing condition in Section 6 exclusively within the control of the Buyer, the Company shall issue to the Buyer the Second Closing Commitment Shares immediately upon the termination hereof. In the such case, the number of Second Closing Commitment Shares shall be equal to 5% of $12,000,000 divided by the lesser of (A) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date of termination of this Agreement and (B) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date of the Second Closing Notice.

          (vii) If the First Equity Purchase Agreement or the Second Equity Purchase Agreement is terminated by either party pursuant to its terms without full conversion into Common Stock or if the Second Equity Purchase Agreement has been fully converted to Common Stock, this Agreement shall automatically terminate at such time.

Except for termination of this Agreement under Section 9(k)(vii), any termination of this Agreement pursuant to this Section 9(k) shall be effected by written notice from the Company to the Buyer, or the Buyer to the Company, as the case may be, setting forth the basis for the termination hereof. A termination of this Agreement under Section 9(k)(vii) shall automatically occur on such date as the First Equity Purchase Agreement or the Second Equity Purchase Agreement has been terminated by either party pursuant to its terms without full conversion into Common Stock or on such date as the aggregate principal amount of the Second Equity Purchase Agreement has been fully converted to Common Stock, in each case, without any action or notice on the part of any party. Except as expressly set forth in this Agreement, the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Section 9, shall survive each Closing and any termination hereof. Notwithstanding anything in this
Section 9(k) to the contrary, in the event that this Agreement is terminated by either party for any reason, upon delivery of the Commitment Shares to the Buyer from the Company, if any, as provided in this Section 9(k), the Company shall have no further liability to the Buyer for termination of this Agreement.

          l.     Placement Agent.  The Company acknowledges that it has engaged
                 ---------------
Allied Capital International, Inc., as placement agent in connection with the sale of the Securities, which placement agent may have formally or informally engaged other agents on its behalf. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

          m.  No Strict Construction.  The language used in this Agreement will
              ----------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          n.  Remedies.  The Buyer and each holder of the Securities shall have
              --------
all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of the Transaction Documents shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of the Transaction Documents and to exercise all other rights granted by law.

          o.  Payment Set Aside.  To the extent that the Buyer receives a
              -----------------
payment or payments hereunder or pursuant to the other Transaction Documents or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                                 *  *  *  *  *  *

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Master Facility Agreement to be duly executed as of the date first written above.


                             COMPANY:
                             --------

                               MACE SECURITY INTERNATIONAL, INC.


                               By:    /s/ Louis D. Paolino, Jr.
                                      -------------------------
                               Name:  Louis D. Paolino, Jr.
                               Title: Chief Executive Officer


                             BUYER:
                             ------

                                FUSION CAPITAL FUND II, LLC
                                  BY: FUSION CAPITAL PARTNERS II, LLC
                                     BY: SGM HOLDINGS CORP.


                                         By: /s/ Steven G. Martin
                                            _______________________
                                         Name: Steven G. Martin
                                         Title: President

                                   SCHEDULES
                                   ---------

Schedule 3(c)  Capitalization
Schedule 3(e)  Conflicts
Schedule 3(h)  Litigation
Schedule 3(m)  Intellectual Property
Schedule 3(s)  Certain Transactions



                                   EXHIBITS
                                   --------

Exhibit A      Form of Equity Purchase Agreement
Exhibit B      Form of Registration Rights Agreement
Exhibit C      Form of Company Counsel Opinion
Exhibit D      Form of Officer's Certificate
Exhibit E      Form of Resolutions of Board of Directors of the Company
Exhibit F      Form of Irrevocable Transfer Agent Instructions
Exhibit G      Form of Secretary's Certificate

                                   EXHIBIT A
                                   ---------

                       FORM OF EQUITY PURCHASE AGREEMENT

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND REGISTRATION IS THEREFORE NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. ANY TRANSFEREE OF THIS EQUITY PURCHASE AGREEMENT SHOULD CAREFULLY REVIEW THE TERMS OF THIS EQUITY PURCHASE AGREEMENT, INCLUDING SECTION 2(e)(vi) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS EQUITY PURCHASE AGREEMENT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(e)(vi) OF THIS EQUITY PURCHASE AGREEMENT.


                           EQUITY PURCHASE AGREEMENT
                           -------------------------

MACE SECURITY INTERNATIONAL, INC.   Equity Purchase Agreement No. ___
[ISSUANCE DATE]                                           $12,000,000

     MACE SECURITY INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby grants FUSION CAPITAL FUND II, LLC or its assigns ("Holder") conversion rights with respect to the principal amount of Twelve Million Dollars ($12,000,000), in accordance with the terms hereof.

     1.  Payments.  All payments made under this Equity Purchase Agreement shall
         --------
be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Equity Purchase Agreement. Whenever any amount expressed to be due by the terms of this Equity Purchase Agreement is due on any day which is not a Trading Day (as defined below), the same shall instead be due on the next succeeding day which is a Trading Day. For purposes of this Equity Purchase Agreement, "Trading Day" shall mean any day on which the Principal Market (as defined below) is open for customary trading. Capitalized terms used herein, and not otherwise defined herein, shall have the meaning ascribed thereto in the Master Facility Agreement, dated April __, 2000, pursuant to which this Equity Purchase Agreement was originally issued (as amended, restated, supplemented or otherwise modified from time to time, the "Master Facility Agreement"). This Equity Purchase Agreement is entered into by the Company and the Holder on the date hereof (the "Issuance Date") pursuant to the Master Facility Agreement.

     2.  Conversion of Principal Amount.  The $12,000,000 of principal amount
         ------------------------------
under this Equity Purchase Agreement shall be convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), on the terms and conditions set forth in this Section 2.

         (a)   Certain Defined Terms.  For purposes of this Equity Purchase
               ---------------------
     Agreement, the following terms shall have the following meanings:

               (i) "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

               (ii) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

               (iii) "Conversion Amount" means the portion of the principal amount of this Equity Purchase Agreement submitted for conversion into Common Stock.

               (iv) "Conversion Date" means the actual date that the Holder submits a Conversion Notice to the Company to convert any outstanding principal amount of this Equity Purchase Agreement into shares of Common Stock so long as the Holder shall transmit by facsimile (or otherwise deliver) to the Company on or prior to 11:59 p.m., Central Time on such date.

               (v) "Conversion Price" means, as of any Conversion Date or other date of determination, the lower of the (A) Fixed Conversion Price and the (B) Variable Conversion Price, each in effect as of such date.

               (vi)  "Fixed Conversion Price" means the greater of (A) $7.00 or
                                                    ---------------------------
          (B) 140% of the arithmetic average of the Closing Bid Prices  of the
          ---
          Common Stock for the ten (10) consecutive Trading Days immediately preceding the Issuance Date (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction occurring during such ten (10) Trading
          Days).

               (vii) "Major Transaction" means any of the following: (A) the consolidation, merger or other business combination of the Company with or into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company and any transaction with Wash Depot Holdings, Inc.);
          (B) any transaction involving the Company, including the license, sale or acquisition by the Company of securities, assets or property, which involves or which could involve a fair value of $15,000,000 or more in a single transaction or series of related transactions; (C) the issuance of debt or equity securities in a transaction or a series of related transactions involving the receipt by the Company of aggregate proceeds of $15,000,000 (including fees and expenses paid with respect to the issuance thereof) or more; or (D) a purchase, tender or exchange offer made to the holders of more than 50% of the outstanding shares of Common Stock.

               (viii) "Mandatory Conversion Rights" means the Mandatory Conversion Rights of the Company pursuant to Section 2(d)(iii).

               (ix) "Monthly Base Amount" means One Million Five Hundred Thousand Dollars ($1,500,000) per Monthly Period.

               (x) "Monthly Conversion Amount" means the Monthly Base Amount for such Monthly Period plus the Monthly Base Amount for any prior Monthly Periods which has not been previously converted into Common Stock pursuant to Section 2 hereof; provided, however, that to the
                                              --------  -------
          extent that the Company exercises its Mandatory Conversion Rights, the Monthly Conversion Amount for any remaining Monthly Periods shall be reduced by any amount subject to the Mandatory Conversion Rights in reverse chronological order (i.e., the Monthly Conversion Amount for the last remaining Monthly Period shall be reduced first); provided
                                                                     --------
          further, on or after __________________ [insert date 8 months after
          -------
          Closing Date] or the announcement or consummation of a Major Transaction, the Monthly Conversion Amount shall thereafter be the entire outstanding principal amount of the Equity Purchase Agreement.

               (xi) "Monthly Period" means each of the following periods of time:

                              Issuance Date to __________;
                              _____________ to __________;
                              _____________ to __________;
                              _____________ to __________;
                              _____________ to __________;
                              _____________ to __________;
                              _____________ to __________; and
                              _____________ to __________.

                              [Eight periods each having approximately 30 calendar days. Specific dates to be entered at closing.]

               (xii) "Person" means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               (xiii) "Principal Market" means the NASDAQ National Market.

               (xiv) "Sale Price" means, for any security as of any date, the trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

               (xv) "Variable Conversion Price" means, as of any Conversion Date or other date of determination, the lower of: (A) the lowest Sale Price of the Common Stock on the Conversion Date or such other date of determination and (B) the arithmetic average of the two (2) lowest Closing Bid Prices for the Common Stock during the twelve (12) consecutive Trading Days ending on the Trading Day immediately preceding such Conversion Date or other date of determination (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction occurring during such twelve (12) Trading Days).

     (b)  Holder's Conversion Rights and Obligations.  Subject to the provisions
          ------------------------------------------
of Section 2(d) below, during each Monthly Period, the Holder shall have the right and the obligation, if no Event of Default exists, to convert the outstanding principal amount of this Equity Purchase Agreement up to the Monthly Conversion Amount for such Monthly Period into fully paid and nonassessable shares of Common Stock in accordance with Section 2(e), at the Conversion Rate (as defined below). Subject to the provisions of Section 2(d) below, at any time on or after ________________ [insert date 8 months after Closing Date], the Holder shall have the right to convert the outstanding principal amount of this Equity Purchase Agreement into fully paid and nonassessable shares of Common Stock in accordance with Section 2(e), at the Conversion Rate. On the first Trading Day of each Monthly Period, if no Event of Default has occurred the Holder shall wire transfer immediately available funds to the Company in an amount equal to $1,000,000 as a prepayment for Conversion Shares (the "Prepayment Amount") to be purchased hereunder. At such time as the balance of all Prepayment Amounts has been fully applied to the purchase of Conversion Shares hereunder, the Holder shall within three (3) Trading Days of receipt of Conversion Shares pay to the Company an amount equal to the unpaid Conversion Amount with respect to such Conversion Shares as full payment for the purchase of such Conversion Shares. It is expressly understood that the conversion of the principal amount of the Equity Purchase Agreement into shares of Common Stock reduces the outstanding principal balance of the Equity Purchase Agreement. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of this Equity Purchase Agreement by the Holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

          (c) Conversion Rate.  The number of shares of Common Stock issuable
              ---------------
     upon conversion of a Conversion Amount of this Equity Purchase Agreement pursuant to Section 2(b) shall be determined according to the following formula (the "Conversion Rate"):


                              Conversion Amount
                              -----------------
                              Conversion Price

          (d)  Limitations on Conversion.
               -------------------------

               (i) Limitation on Beneficial Ownership.  The Company shall not
                   ----------------------------------
          effect any conversion of this Equity Purchase Agreement and no Holder shall have the right to convert any portion of this Equity Purchase Agreement pursuant to Section 2(b) to the extent that after giving effect to such conversion such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon conversion of this Equity Purchase Agreement with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Equity Purchase Agreement beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates. For purposes of this Section, in determining the number of outstanding shares of Common Stock the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be,
          (2) a more recent public announcement by the Company or (3) any other written communication by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written or oral request of the Holder, the Company shall promptly confirm orally and in writing to the Holder the number of shares Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of the Equity Purchase Agreement by the Holder since the date as of which such number of outstanding shares of Common Stock was reported. Except as otherwise set forth herein, for purposes of this Section 2(d)(i), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

               (ii)  Company's Right to Block Conversions.  The right of the
                     ------------------------------------
          Holder to convert this Equity Purchase Agreement pursuant to this
          Section 2 shall be limited as set forth below. If during any three (3) consecutive Trading Days the Closing Sale Price of the Common Stock is below the Fixed Conversion Price for each of such three (3) Trading Days, the Company shall have three (3) Trading Days to give written notice (a "Conversion Suspension Notice") to the Holder suspending any and all conversions. The Conversion Suspension Notice shall be effective only (a) after the Holder has received the amount of the Prepayment Amount which has not yet been applied to conversions as provided in the last sentence of this Section 2(d)(ii) and (b) in any event, for conversions which have a Conversion Date later than three
          (3) Trading Days after receipt of the Conversion Suspension Notice by the Holder. Any conversions submitted by the Holder with respect to Common Stock which has been sold by the Holder, which have a Conversion Date not later than three (3) Trading Days after receipt by the Holder of the Company's Conversion Suspension Notice must be honored by the Company as otherwise provided herein and no other conversion notices are required to be honored by the Company. Such conversion suspension shall continue in effect until the earlier of:
          (A) revocation in writing by the Company, at its sole discretion; or
          (B) such time as the Sale Price of the Common Stock is above the Fixed Conversion Price. For any Monthly Period, if the Company delivers a Conversion Suspension Notice before the Prepayment Amount for that Monthly Period has been fully applied to conversions, the Company shall wire transfer immediately available funds to the Holder in an amount equal to the Prepayment Amount which has not been applied to conversions.

               (iii) Company's Mandatory Conversion Rights.  If (A) the Closing
                     -------------------------------------
          Sale Price of the Common Stock on each of the five (5) Trading Days immediately prior to the first Trading Day of any Monthly Period is at least sixty percent (60%) of the Fixed Conversion Price and (B) no Event of Default exists, then the Company shall have the right by delivering written notice (a "Mandatory Conversion Notice") to the Holder on or prior to the first Trading Day of such Monthly Period to require that, so long as and for so long as no Event of Default exists and so long as the Sale Price of the Common Stock is at least sixty percent (60%) of the Fixed Conversion Price, the Holder shall convert at the Conversion Rate such principal amount of this Equity Purchase Agreement as specified by the Company in the Mandatory Conversion Notice during such Monthly Period and the following Monthly Period on such Trading Days during such Monthly Periods as the Holder shall determine. The Company acknowledges and agrees that the Company's Mandatory Conversion Rights represent an agreement by the Holder to extend financial accommodations to the Company. Accordingly, it shall be a condition to the exercise of the Company's Mandatory Conversion Rights that no Event of Default shall exist, and the Company's delivery of a Mandatory Conversion Notice shall be deemed a representation to the Holder that no Event of Default exists. The Company may revoke a Mandatory Conversion Notice, in whole or in part, by delivering written notice thereof to the Holder (a "Revocation of Mandatory Conversion Notice"). A Revocation of Mandatory Conversion Notice shall be effective only as to conversions which are in excess of the Monthly Conversion Amount and which have a Conversion Date later than three (3) Trading Days after receipt by the Holder of the Revocation of Mandatory Conversion Notice. Any conversions submitted by the Holder which have a Conversion Date not later than three (3) Trading Days after receipt by the Holder of the Revocation of Mandatory Conversion Notice must be honored by the Company as otherwise provided herein.

          (e)  Mechanics of Conversion.  The conversion of this Equity Purchase
               -----------------------
     Agreement shall be conducted in the following manner:

               (i)  Holder's Delivery Requirements.  To convert this Equity
                    ------------------------------
          Purchase Agreement into shares of Common Stock on any date, the Holder hereof shall (A) transmit by facsimile (or otherwise deliver) on or prior to 11:59 p.m., Central Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company with a copy thereof to the Company's designated transfer agent (the "Transfer Agent") and (B), subject to Section 2(e)(vi) surrender to a common carrier for delivery to the Company as soon as practicable following such date the original Equity Purchase Agreement being converted (or an indemnification undertaking with respect to such Equity Purchase Agreement in the case of its loss, theft or destruction).

               (ii) Company's Response.  Upon receipt by the Company of a copy
                    ------------------
          of a Conversion Notice, the Company shall as soon as practicable, but in no event later than one (1) Trading Day after receipt of such Conversion Notice, send, via facsimile, a confirmation of receipt of such Conversion Notice in the form attached hereto as Exhibit II (a "Company Confirmation of Conversion Notice") to the Holder and the Transfer Agent, which confirmation shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. Upon receipt by the Transfer Agent of a copy of the executed Conversion Notice and a copy of the applicable Company Confirmation of Conversion Notice, the Transfer Agent shall, on the first (1st) Trading Day following the date of receipt of the Company Confirmation of Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled or (B) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. Subject to Section

          2(e)(vi), if less than the principal amount of this Equity Purchase Agreement is submitted for conversion, then the Company shall, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Equity Purchase Agreement and at its own expense, issue and deliver to the Holder a new Equity Purchase Agreement representing the outstanding principal amount not converted.

               (iii)  Dispute Resolution.  In the case of a dispute as to the
                      ------------------
          determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one (1) Trading Day of receipt of the Holder's Conversion Notice. If the Holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within one (1) Trading Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall within one (1) Trading Day submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (B) the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than the fifth (5th) day after the date it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

               (iv)   Record Holder.  The person or persons entitled to receive
                      -------------
          the shares of Common Stock issuable upon a conversion of this Equity Purchase Agreement shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

               (v)    Company's Failure to Timely Convert.  If within five (5)
                      -----------------------------------
          Trading Days after the Transfer Agent's receipt of a copy of the Conversion Notice (subject to extension in accordance with Section 2(e)(iii) for a good faith dispute made in accordance with the terms of Section 2(e)(iii)) (the "Share Delivery Period") the Transfer Agent shall fail to issue a certificate to the Holder or credit the Holder's balance account with The Depository Trust Company for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of this Equity Purchase Agreement (a "Conversion Failure"), in addition to all other available remedies which such Holder may pursue hereunder and under the Master Facility Agreement (including indemnification obligations of the Company therein), the Company shall pay additional damages to the Holder on each day after such fifth (5th) Trading Day such conversion is not timely effected in an amount equal to 1.0% of the product of (I) the number of shares of Common Stock not issued to the Holder on a timely basis pursuant to Section 2(e)(ii) and to which such Holder is entitled and (II) the Closing Sale Price of the Common Stock on the last possible date which the Company could have issued such Common Stock to the Holder without violating Section 2(e)(ii).

               (vi) Book-Entry.  Notwithstanding anything to the contrary set
                    ----------
          forth herein, upon conversion of any portion of this Equity Purchase Agreement in accordance with the terms hereof, the Holder shall not be required to physically surrender this Equity Purchase Agreement to the Company unless the full outstanding principal amount represented by this Equity Purchase Agreement is being converted. The Holder and the Company shall each maintain records showing the aggregate principal amount outstanding and aggregate principal amount converted and the dates and Conversion Amounts for each conversion or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Equity Purchase Agreement upon each conversion. The Holder and any assignee, by acceptance of this Equity Purchase Agreement, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any portion of this Equity Purchase Agreement, the outstanding principal amount represented by this Equity Purchase Agreement may be less than the principal amount set forth on the face hereof.

          (f) Taxes.  The Company shall pay any and all transfer taxes that may
              -----
     be payable with respect to the issuance and delivery of Common Stock upon the conversion of this Equity Purchase Agreement.

     3.   Company's Termination Rights.  Subject to the terms and conditions of
          ----------------------------
this Section, at any time after the Issuance Date, and so long as the Company has provided appropriate notice as described below, if during any ten (10) consecutive Trading Days the Closing Sale Price of the Common Stock is below the Fixed Conversion Price for each of such ten (10) Trading Days, the Company shall have three (3) Trading Days to give written notice (a "Company Termination Notice") to the Holder electing to terminate this Agreement without any liability or payment to the Holder (a "Company Termination") other than the Company must refund to the Holder any unused Prepayment Amount before the Company Termination Notice shall be deemed effective. No termination of this Agreement shall effect the Company's or the Holder's obligations under this Agreement with respect to pending conversions. Any conversions submitted by the Holder which have a Conversion Date which is not later than three (3) Trading Days after the later of: (1) receipt by the Holder of the Company Termination Notice or (2) full repayment to the Holder of any unused Prepayment Amount, must be honored by the Company as otherwise provided herein. The Company may not deliver a Company Termination Notice or otherwise effect a Company Termination in anticipation of or in connection with a Major Transaction until such Major Transaction has been publicly disclosed for a period of at least sixty (60)
Trading Days.   In the event that the Company publicly discloses a Major
Transaction within sixty (60) Trading Days following a Company Termination, the Holder shall be entitled to the following payment equal to the Conversion Rate (determined as of the date of the Company Termination Notice) multiplied by the amount, if any that

(A) the arithmetic average of the Closing Sale Price for the Common Stock for the ten (10) Trading Days following the consummation of the Major Transaction exceeds (B) the Conversion Price determined as of the date the Company Termination is effected. Any payments under the previous sentence shall be made either in the form of cash or registered shares of Common Stock, eleven (11) Trading Days following the consummation of the Major Transaction. To the extent that such amounts are not paid on the eleventh (11th) Trading Day following the consummation of the Major Transaction, the Holder shall be entitled to interest in an amount equal to one percent (1.0%) of the unpaid amount per day, payable on demand.

     4.   Defaults and Remedies.
          ---------------------

          (a)  Events of Default.  An "Event of Default" shall be deemed to
               -----------------
     exist at such time as any of the following shall have occurred:

               (i) while any Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement entered into by the Company and the Holder as of the Issuance Date (the "Registration Rights Agreement"), the effectiveness of such Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

               (ii) the suspension from trading or failure of the Common Stock to be listed on the Principal Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

               (iii) the failure of the Company or the Common Stock to fully meet the requirements (without regard to any grace period provided therein) for continued listing on the Principal Market for a period of five (5) consecutive Trading Days or for more than an aggregate of forty-five (45) Trading Days in any 365-day period;

               (iv) the Company's or the Transfer Agent's notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with a proper request for conversion of the Equity Purchase Agreement into shares of Common Stock that is tendered in accordance with the provisions of this Equity Purchase Agreement, the failure of the Company to deliver a Company Confirmation of Conversion Notice to the Holder and to the Transfer Agent in accordance with the provisions of this Equity Purchase Agreement within two (2) Trading Days after the receipt by the Company of a Conversion Notice (subject to extension in accordance with Section 2(e)(iii) for a good faith dispute made in accordance with the terms of Section 2(e)(iii)); or the failure of the Transfer Agent to comply with a Company

          Confirmation of Conversion Notice tendered in accordance with the provisions of this Equity Purchase Agreement within five (5) Trading Days after the receipt by the Transfer Agent of the Conversion Notice;

               (v) if at any time after the Issuance Date, the Exchange Cap (as defined in Section 8) is reached;

               (vi) the Company breaches any representation, warranty, covenant or other term or condition of the Master Facility Agreement, the Registration Rights Agreement, this Equity Purchase Agreement or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby if such breach has or could reasonably be expected to have a Material Adverse Effect (as defined in the Master Facility Agreement) and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least five
          (5) Trading Days after written notice from the Buyer to the Company;

               (vii) any payment default or defaults which individually or in the aggregate exceed $1,000,000 under any agreement note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness by the Company or any of its Subsidiaries or the repayment of which is guaranteed by the Company or any of its Subsidiaries;

               (viii) if any Person credibly threatens by way of any public announcement to commence a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law (as defined below);

               (ix) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) becomes insolvent, or (F) is generally unable to pay its debts as the same become due; or

               (x) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that; (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company or any subsidiary.

          The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     (b) Remedies.  If an Event of Default occurs from events described in
         --------
clauses (i) through and (ix) of Section 4(a), the Holder may terminate this Agreement without any liability or payment to the Company. In the case of an Event of Default arising from events described in clauses (ix) and (x) of
Section 4(a), this Equity Purchase Agreement shall automatically terminate with out any liability or payment to the any party without further action or notice. However notwithstanding the forgoing, in case of any such termination: (1) the Company shall immediately refund to the Holder any unused Prepayment Amount and
(2) no such termination of this Agreement shall effect the Company's or the Holder's obligations under this Agreement with respect to pending conversions and the Company and the Holder shall complete their respective obligations with respect to any pending conversions under this Agreement.

     5.  Holder Default and Remedies. A Holder default shall be deemed to exist
         ---------------------------
at such time as the Holder fails to pay to the Company the amounts due for any Conversion Shares within five (5) Trading Days after the Holder receives such Conversion Shares. To the extent that such amounts are not paid to the Company by the Holder within five (5) Trading Days after the Holder receives such Conversion Shares, the Company shall be entitled to interest in an amount equal to one percent (1.0%) of the unpaid amount per day for every day after the fifth
(5th) Trading Days after the Holder receives such Conversion Shares, payable upon demand. In addition, if the Company prevails, the Company shall be entitled to its reasonable out-of-pocket costs and expenses including reasonable attorney's fees of outside counsel. If the Holder fails to pay the Company for Conversion Shares the Holder has received from the Company under this Agreement for more than twenty (20) Trading Days, in addition to all other available remedies under applicable law, the Company shall have the right to terminate this Agreement and shall be entitled to receive from the Holder, and the Holder shall promptly remit to the Company, shares of Common Stock equal to [in the case of the First Equity Purchase Agreement: the number of shares of Common Stock received by the Holder under Section 7(b)(ii) of the Master Facility Agreement plus a number of shares of Common stock equal to the product of (X)
          ------------------------------------------------
the First Closing Commitment Shares less the First Closing Commitment Shares referred to in Section 7(b)(ii) of the Master Facility Agreement and (Y) the then outstanding principal balance of this Equity Purchase Agreement divided by $12,000,000.] [in the case of the Second Equity Purchase Agreement: the product of (X) the Second Closing Commitment Shares and (Y) the then outstanding principal balance of this Equity Purchase Agreement divided by $12,000,000.]
Any such termination by the Company shall not release the Holder from any liability for the Holder's breach of this Agreement.

     6.   Holder's Right to Terminate Agreement.  If by ___________ [insert date
          -------------------------------------
10 months after Closing Date], for any reason or for no reason the full principal amount of this Agreement has not been converted into Common Stock as provided for in Section 2 of this Agreement, the Holder shall have the right to terminate this Agreement without any liability or payment to the Company. No such termination of this Agreement shall effect the Company's or the Holder's obligations under this Agreement with respect to pending conversions and the Company and the Holder shall complete their respective obligations with respect to any pending conversions under this Agreement. However notwithstanding the forgoing, in case of any such termination, the Company shall immediately refund to the Holder any unused Prepayment Amount.

     7.  Reservation of Shares.  The Company shall, so long as any principal
         ---------------------
amount of the Equity Purchase Agreement is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Equity Purchase Agreement, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the entire outstanding principal amount of the Equity Purchase Agreement without regard to any restrictions or limitations on conversions.

     8.  Exchange Cap; Limitation on Number of Conversion Shares.  The "Exchange
         -------------------------------------------------------
Cap" shall be deemed to be reached at such time as: (a) upon any conversion of this Equity Purchase Agreement if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of this Equity Purchase Agreement without breaching the Company's obligations under the rules or regulations of the Principal Market, or the market or exchange where the Common Stock is then traded, in which case, the Company shall not be obligated to issue any such shares of Common Stock, or (b) if at any time after the Issuance Date, more than __________ shares of Common Stock (19.99% of the Company's outstanding Common Stock determined as of the signing date of the Master Facility Agreement) would be issuable to the Holder assuming a full conversion of the entire original principal balance of the Equity Purchase Agreement without regard to any restrictions or limitations on conversions contained in this Equity Purchase Agreement.

     9.  Reissuance of Equity Purchase Agreement.  Subject to Section 2(e)(vi)
         ---------------------------------------
hereof, in the event of a conversion or redemption pursuant to this Equity Purchase Agreement of less than all of the outstanding principal amount represented by this Equity Purchase Agreement, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of the Equity Purchase Agreement converted or redeemed, a new equity purchase agreement of like tenor representing the remaining principal amount of this Equity Purchase Agreement which has not been so converted or redeemed.

     10. Changes to the Terms of this Equity Purchase Agreement.  This Equity
         ------------------------------------------------------
Purchase Agreement and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder. The term "Equity Purchase Agreement" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     11. Lost or Stolen Equity Purchase Agreement.  Upon receipt by the Company
         ----------------------------------------
of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Equity Purchase Agreement, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Equity Purchase Agreement, the Company shall execute and deliver new Equity Purchase Agreement of like tenor and date; provided, however, the Company shall not be obligated to re-issue a Equity Purchase Agreement if the Holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

     12.  Payment of Collection, Enforcement and Other Costs.  If: (i) this
          --------------------------------------------------
Equity Purchase Agreement is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (ii) an attorney is retained to represent the Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Equity Purchase Agreement; or (iii) an attorney is retained to represent the Holder in any other proceedings whatsoever in connection with this Equity Purchase Agreement, then the Company shall pay to the Holder all reasonable cost and expenses including attorneys' fees incurred in connection therewith, in addition to all other amounts due hereunder.

     13.  Cancellation and Surrender of Equity Purchase Agreement.  After the
          -------------------------------------------------------
entire outstanding principal amount of this Equity Purchase Agreement has been converted into Common Stock or paid in full, this Equity Purchase Agreement shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

     14.  Equity Purchase Agreement Exchangeable for Different Denominations.
          ------------------------------------------------------------------
This Equity Purchase Agreement is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Equity Purchase Agreement or Equity Purchase Agreements (in principal amounts of at least $100,000) containing the same terms and conditions and representing in the aggregate the principal amount of this Equity Purchase Agreement, and each such new Equity Purchase Agreement will represent such portion of such principal amount as is designated by the Holder at the time of such surrender. The date the Company initially issues this Equity Purchase Agreement will be deemed to be the "Issuance Date" hereof regardless of the number of times a new Equity Purchase Agreement shall be issued.

     15.  Waiver of Notice.  To the extent permitted by law, the Company hereby
          ----------------
waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Equity Purchase Agreement and the Master Facility Agreement.

     16.  Governing Law; Jurisdiction; Jury Trial. All questions concerning the
          ---------------------------------------
construction, validity, enforcement and interpretation of this Equity Purchase Agreement and the Other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in the Northern District of Illinois, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY

DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS EQUITY PURCHASE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     17.  Remedies and Characterizations.  The remedies provided in this Equity
          ------------------------------
Purchase Agreement shall be cumulative and in addition to all other remedies available under this Equity Purchase Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a parties right to pursue actual damages for any failure by the other party to comply with the terms of this Equity Purchase Agreement. Each party covenants to the other party that there shall be no characterization concerning this instrument other than as expressly provided herein.

     18.  Construction.  This Equity Purchase Agreement shall be deemed to be
          ------------
jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

     19.  Failure or Indulgence Not Waiver.  No failure or delay on the part of
          --------------------------------
this Equity Purchase Agreement in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.



                                 *     *     *     *

     IN WITNESS WHEREOF, the parties have duly executed this Equity Purchase Agreement as of the date first written above.



                              MACE SECURITY INTERNATIONAL, INC.




                              By:_______________________________________
                              Name:
                              Its:


                              HOLDER:
                              -------

                                FUSION CAPITAL FUND II, LLC
                                   BY:  FUSION CAPITAL PARTNERS II, LLC
                                     BY:


                                      By:_______________________
                                      Name:
                                      Title:

                                   EXHIBIT I

                       MACE SECURITY INTERNATIONAL, INC.
                           FORM OF CONVERSION NOTICE

Reference is made to the Equity Purchase Agreement (the "Equity Purchase Agreement") between Mace Security International, Inc. (the "Company") and Fusion Capital Fund II, LLC dated __________. In accordance with and pursuant to the Equity Purchase Agreement, the undersigned hereby elects to convert the principal amount of the Equity Purchase Agreement, indicated below into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, by tendering the Equity Purchase Agreement as of the date specified below.

     Conversion Date:                           _______________________________
     Aggregate outstanding principal amount of
     Equity Purchase Agreement prior to this
                               --------
     conversion:                                _______________________________
     Aggregate principal amount to be converted:_______________________________ Aggregate outstanding principal amount of
     Equity Purchase Agreement after this
                               -----
     conversion:                                _______________________________

Please confirm the following information:
     Conversion Price per share:                _______________________________

     If Fixed Conversion Priced not used, describe how the Variable Conversion Price was determined:_____________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

     Number of shares of Common Stock to be issued:____________________________

Please issue the Common Stock into which the Equity Purchase Agreement is being converted in the following name and to the following address:

     Issue to:                              ___________________________________
                                            ___________________________________
                                            ___________________________________

     Authorized Signature:                  ___________________________________
                                            Name:______________________________
                                            Title:_____________________________
                                            Phone #:___________________________
                                            Fax #:_____________________________

     Account Number:
      (if electronic book entry transfer):  ___________________________________

     Transaction Code Number

      (if electronic book entry transfer):  ___________________________________

                                  EXHIBIT II

                       MACE SECURITY INTERNATIONAL, INC.
               FORM OF COMPANY CONFIRMATION OF CONVERSION NOTICE

Reference is made to the Equity Purchase Agreement (the "Equity Purchase Agreement") between Mace Security International, Inc. (the "Company") and Fusion Capital Fund II, LLC dated __________. In accordance with and pursuant to the Equity Purchase Agreement, the undersigned hereby confirms and authorizes the issuance of shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company, in connection with the Conversion Notice (as defined in the Equity Purchase Agreement) attached hereto. Specifically, the Company hereby confirms the following information:


     Conversion Date:                           ________________________________

     Aggregate outstanding principal amount of
     Equity Purchase Agreement prior to this
                               --------
     conversion:                                ________________________________

     Aggregate principal amount to be converted:________________________________

     Aggregate outstanding principal amount of
     Equity Purchase Agreement after this
                               -----
     conversion:                                ________________________________

     Conversion Price per share:                ________________________________

     Number of shares of Common Stock to be issued:_____________________________


The shares of Common Stock into which the Equity Purchase Agreement is being converted shall be issued in the name and to the address as set forth in the applicable Conversion Notice.


     Authorized Signature           ____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Phone #:____________________________________
                                    Fax #:______________________________________

                                     -19-